                                                                    EXHIBIT 10.2

                                  XPEED, INC.

                          INVESTORS' RIGHTS AGREEMENT

     This Investors' Rights Agreement (this "Agreement") is made and entered into as of January 19, 2000 by and among Xpeed, Inc., a California corporation (the "Company"), and the persons and entities identified on Exhibit A attached hereto (each, and "Investor" and collectively, the "Investors").

                                    Recitals
                                    --------

     The Investors are purchasing shares of the Company's Series C Preferred Stock (the "Preferred Stock"), pursuant to the Series C Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith (the "Financing").

     In connection with the consummation of the Financing, the Company has agreed to grant the Investors certain rights with respect to the Preferred Stock as set forth below.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

     1.  Definitions.  As used in this Agreement, the following terms shall have
         -----------
the meanings set forth below:

         "Closing" shall mean the date of the initial sale of shares of the Preferred Stock.

         "Commission" shall mean the Securities and Exchange Commission.

         "Common Stock" means the Common Stock of the Company.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder.

         "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Sections 2 and 3.10.

         "Initiating Holders" shall mean any Holder or Holders who own in the aggregate greater than fifty percent (50%) of the outstanding Registrable Securities.

         "New Securities" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not
                                --------
include (i) securities purchased under the Purchase Agreement; (ii) securities issued upon conversion of the Preferred Stock, or upon conversion of any option, warrant or other similar security or obligation of the Company outstanding as of the Closing; (iii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity; (iv) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (v) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; (vi) securities issued to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Board of Directors; (vii) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person; (viii) securities issued in a public offering pursuant to a registration under the Securities Act; (ix) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; (x) securities issued in connection with corporate partnering transactions on terms approved by the Board of Directors; and (xi) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsection (i) through (x) above.

          "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Preferred Stock and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided,
                                                                      --------
however, that Registrable Securities shall not include any shares of Common
-------
Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

          The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders and the compensation of regular employees of the Company (which is paid regularly by the Company).

          "Restricted Securities" shall mean any Registrable Securities required to bear the legend set forth in Section 2.2(a) hereof.

          "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder.

          "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

      2.  Restrictions on Transferability of Shares
          -----------------------------------------

          2.1      Transfer Restriction.  Each Investor agrees not to make any
                   --------------------
disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2.1, provided and to the extent such Section is then applicable, and:

                   (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                   (b) (i) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

          2.2      Legend.
                   ------

                   (a) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

          THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO ANY TRANSFER OF ANY INTEREST IN THE SHARES REPRESENTED HEREBY.

                   (b) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend, and such opinion and the certificate representing the shares to be transferred have been delivered to the Company or its transfer agent.

                   (c) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

          3.  Registration Rights.
              -------------------

              3.1      Demand Registration Rights.
                       --------------------------

                       (a)  Request for Registration.  If at any time after six
                            ------------------------
(6) months after the effective date of the first registration statement filed by the Company covering an underwritten public offering of shares of Common Stock, the Company shall receive from Initiating Holders a written request that the Company effect a registration covering an underwritten public offering of all or a part of the Registrable Securities, the aggregate proceeds of which offering (after deduction for underwriter's discounts and expenses related to the issuance) are at least $5,000,000 the Company will:

                            (i)  Promptly give written notice of the proposed
registration to all other Holders; and

                            (ii) As soon as practicable, use its best efforts to
effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is mailed or delivered.

                   The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3.1:

                            (A)  In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                            (B)  After the Company has initiated three (3) such
registrations pursuant to this Section 3.1(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the

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Registration Expenses pursuant to Section 3.4 hereof and would, absent such election, have been required to bear such expenses);

                            (C)  During the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively
                                  --------
employing in good faith all reasonable efforts to cause such registration statement to become effective;

                            (D)  If the Initiating Holders propose to dispose of
Registrable Securities which may be immediately registered on Form-S-3 pursuant to a request made under Section 3.3 hereof;

                            (E)  If the Initiating Holders do not request that
such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld); or

                            (F)  If the Company and the Initiating Holders are
unable to obtain the commitment of the underwriter in clause (E) above to firmly underwrite the offer.

                       (b) Subject to the foregoing clauses (A) through (F), the Company shall use its best commercially and reasonable efforts to file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith
                        --------  -------
judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than one hundred eighty (180) days after the receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than twice in any twelve-month period.

          The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 3.1(d) and 3.12 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

                       (c)  Underwriting.  The right of any Holder to
                            ------------
registration pursuant to this Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

                       (d)  Procedures.  If the Company shall request inclusion
                            ----------
in any registration pursuant to this Section 3.1 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to this Section 3.1, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this
Section 3. The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 3.1, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 3.12 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 3.1(d), then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 3.12.

              3.2      Company Registration.
                       --------------------

                       (a)  Notice to Holders.  If the Company shall determine
                            -----------------
to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction on Form S-4, or a registration on any registration form that does not permit secondary sales, the Company will:

                            (i)  promptly give to each Holder written notice
thereof; and

                            (ii) use reasonable commercial efforts to include in
such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 3.2(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

                       (b)  Underwriting.  If the registration of which the
                            ------------
Company gives notice is for an underwritten public offering, the Company shall so advise the Holders as a part of the written notice pursuant to Section 3.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 3.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.

All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representatives of the underwriter or underwriters selected by the Company.

          Notwithstanding any other provision of this Section 3.2, if the representative of the underwriters advised the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 3.12. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 3.12 hereof.

          3.3      Registration on Form S-3.
                   ------------------------

                   (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this
Section 3, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders); provided,
                                                                  --------
however, that the Company shall not be obligated to effect any such registration
-------
(i) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, (ii) in the circumstances described in clauses (A) and (C) of Section 3.1(a), (iii) if the Company shall furnish the certification described in paragraph 3.1(b) (but subject to the limitations set forth therein), or (iv) if, in a given twelve-month period, the Company has effected one (1) such registration in such period.

                   (b) If a request complying with the requirements of Section 3.3(a) hereof is delivered to the Company, the provisions of Sections 3.1(a)(i) and (ii) and Section 3.1(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 3.1(c) and 3.1(d) hereof shall apply to such registration.

          3.4      Expenses of Registration.
                   ------------------------

                   (a) All Registration Expenses incurred in connection with any registration pursuant to Sections 3.1 and 3.2 hereof shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses
         --------  -------
for any registration proceeding begun pursuant to Section 3.1 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section
3.1 hereof. Furthermore, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 3.1, such registration shall not be treated as a counted registration for purposes of Section 3.1 hereof, even though the Holders do not bear the Registration Expenses for such registration.

                   (b) All Registration Expenses incurred in any registration pursuant to Section 3.3 shall be borne by the holders of the securities covered by such registration pro rata on the basis of the number of securities so registered on their behalf.

                   (c) All Selling Expenses relating to securities registered pursuant to Sections 3.1, 3.2 or 3.3 shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

          3.5      Registration Procedures.  In the case of each registration
                   -----------------------
effected by the Company pursuant to this Section 3, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

                   (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended
              --------  -------
for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, however in no event longer than one year from the effective date of the registration statement and provided that Rule 145, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

                   (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                   (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

                   (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary to that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements there not misleading or incomplete in the light of the circumstances then existing;

                   (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                   (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                   (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

          3.6      Indemnification.
                   ---------------

                   (a) In the event that Registrable Securities held by any Holder are included in a registration effected pursuant to this Section 3, the Company will indemnify such Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or other document incident to such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided, however, that the Company will not be
                              -------   -------
liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder specifically for use in such prospectus or other document. It is agreed that the indemnity agreement contained in this Section 3.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                   (b) Each Holder will, if Registrable Securities held by such Holder are included in a registration effected pursuant to this Section 3, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or other document incident to such registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriter, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other documents in reliance upon an in conformity with written information furnished to the Company by such Holder specifically for use therein; provided,
                                                                      --------
however, that the obligations of such Holder hereunder shall not apply to
-------
amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not e unreasonably withheld); and provided, further, that in no event shall any indemnity under this Section 3.6
--------  -------
exceed the gross proceeds from the offering received by such Holder.

                   (c)  Each party entitled to indemnification under this
Section 3.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the
                                             --------
Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further
                                                             -------- -------
that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in questions as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                   (d) If the indemnification provided for in this Section 3.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                   (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          3.7      Information by Holder.  Each Holder of Registrable Securities
                   ---------------------
shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 3.

          3.8      Limitations on Subsequent Registration Rights.  From and
                   ---------------------------------------------
after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.

          3.9      Rule 144 Reporting.  With a view to making available the
                   ------------------
benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its reasonable commercial efforts to:

                   (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                   (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

                   (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         3.10      Transfer or Assignment of Registration Rights.  The rights to
                   ---------------------------------------------
cause the Company to register securities granted to a Holder by the Company under this Section 3 may be transferred or assigned by a Holder with a transfer of the shares only to a transferee or assignee of not less than 100,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement, and agrees to be bound by all of the terms and conditions of this Agreement.

         3.11      "Market Stand-Off" Agreement.  If requested by the Company
                    ---------------------------
and an underwriter of Common Stock (or other securities) of the Company, an Investor shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investor (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

                   (a) such agreement shall only apply to the first such registration statement of the Company, including securities to be sold on its behalf to the public in an underwritten offering; and

                   (b) all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities are bound by and have entered into similar agreements.

         The obligations described in this Section 3.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

         3.12      Allocation of Registration Opportunities.  In any
                   ----------------------------------------
circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may so be included shall be allocated (1) first to the Holders requesting such registration (where such registration has been requested by one or more Holders pursuant to Section 3.1 or 3.2), pro rata on the basis of the number of shares of Registrable Securities held by such Holders, and (2) thereafter to the other selling stockholders requesting inclusion of Other Shares in such registration, pro rata on the basis of the number of Other Shares held by such other selling stockholders; provided,
                                                                       --------
however, that such allocation shall not operate to reduce the aggregate number
-------
of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of share of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure in which case the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Share which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include shares of stock issued to founders of the Company or to employees, officers, directors, or consultants pursuant to the Company's Stock Option Plan, or in the case of registrations under Sections 3.1 or 3.3 hereof, in order to include in such registration securities registered for the Company's own account.

         3.13      Delay of Registration.  No Holder shall have any right to
                   ---------------------
take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 3.

         3.14      Termination of Registration Rights.  The right of any Holder
                   ----------------------------------
to request registration or inclusion in any registration pursuant to Sections 3.1, 3.2 or 3.3 shall terminate on the earlier of (i) such date after the closing of the first registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may be sold under Rule 144 during any 90-day period, or (ii) three (3) years after the closing of the first Company-initiated registered public offering.

     4.  Covenants of the Company.  The Company hereby covenants and agrees as
         ------------------------
follows:

         4.1      Financial Information.  The Company will furnish the following
                  ---------------------
reports to each Holder of at least 100,000 shares of Preferred Stock (a "Significant Holder"):

                  (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the audited balance sheet of the Company, as at the end of such fiscal year, and the audited statements of income and cash flows of the Company for such year, all prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

                  (b) As soon as practicable after the end of the first, second, and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, the unaudited balance sheet of the Company, as of the end of each such quarterly period, and unaudited statements of income and cash flows of the Company, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except that such financial statements need not contain the notes required by generally accepted accounting principles), all in reasonable detail and certified by the principal financial or accounting officer of the Company.

         4.2      Termination of Covenants.  The covenants set forth in this
                  ------------------------
Section 4 shall terminate and be of no further force and effect upon the closing of the Company's first firm commitment underwritten public offering registered under the Securities Act.

     5.  Miscellaneous.
         -------------

         5.1      Governing Law.  This Agreement and the legal relations between
                  -------------
the parties arising hereunder shall be governed by and interpreted in accordance with the corporate laws of the State of California without giving effect to the principles of conflicts of laws thereof. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

         5.2      Entire Agreement.  This Agreement constitutes the full and
                  ----------------
entire understanding and agreement between the parties regarding rights to registration. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         5.3      Notices.  All notices, requests, consents, and other
                  -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

                  If to the Company, to Xpeed, Inc., 4699 Old Ironside Drive, Suite 300, Santa Clara, California 95054, Attention: Michael Pak, President, or at such other address or addresses as may have been furnished in writing by the Company to the Investors, with a copy to Thomas C. Klein, Esq., Wilson, Sonsini, Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304-1050; or

                  If to an Investor, at his or its address set forth in Exhibit A hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Investor.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

         5.4      Aggregation of Stock.  All shares of the Preferred Stock held
                  --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         5.5      Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         5.6      Amendments.  Any provision of this Agreement may be amended,
                  ----------
waived or modified upon the written consent of the Company and the Investors (or their assignees to whom Investors have expressly assigned their rights in compliance with this Agreement) who then hold at least a majority of the Registrable Securities then held by persons entitled to registration rights hereunder, provided that any such amendment, waiver or modification applies by its terms to each Investor and each such assignee.

             [The Remainder of this Page Intentionally Left Blank]

Executed as of the date first written above.


The Company:                XPEED, INC.


                            By: /s/ Michael Pak
                                ___________________________________________
                                Name: Michael Pak
                                Title:  President and Secretary



The Investors:              Name of Investor:_____________________________

                            Signature:____________________________________

                            Name & Title:_________________________________


                            Name of Investor:_____________________________

                            Signature:____________________________________

                            Name & Title:_________________________________


                            Name of Investor:_____________________________

                            Signature:____________________________________

                            Name & Title:_________________________________



                (Signature Page to Investors' Rights Agreement)